UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):   March 16, 2006

FOREST OIL CORPORATION

(Exact name of registrant as specified in its charter)

New York
(State or other jurisdiction of incorporation)

1-13515	25-0484900
(Commission File Number)	(IRS Employer Identification No.)

707 Seventeenth Street, Suite 3600, Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

303.812.1400
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.              Regulation FD Disclosure.

On March 16, 2006, Forest Oil Corporation (“Forest”) announced the results of its drilling operations in the Greater Haley Area. Forest also provided updated 2006 guidance giving effect to its pending Cotton Valley acquisition that is scheduled to close on March 31, 2006.

The information in this Current Report, including Exhibit 99.1, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to liabilities of that section.

Item 9.01.              Financial Statements and Exhibits.

(c)           Exhibits

99.1                           Forest Oil Corporation press release dated March 16, 2006, entitled “Forest Oil Announces Success in the Greater Haley Area and Updates 2006 Guidance Giving Effect to its Pending Cotton Valley Acquisition.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOREST OIL CORPORATION
(Registrant)

Dated: March 17, 2006	By	/s/ CYRUS D. MARTER IV
Cyrus D. Marter IV
Vice President –
General Counsel and Secretary

INDEX TO EXHIBITS FILED WITH THE CURRENT REPORT ON FORM 8-K

Exhibit	Description

99.1

Forest Oil Corporation press release dated March 16, 2006, entitled “Forest Oil Announces Success in the Greater Haley Area and Updates 2006 Guidance Giving Effect to its Pending Cotton Valley Acquisition.”